CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of William Penn Bancorp, Inc. (the “Company”) on Form 10-K for the year ending June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof, we, Terry L. Sager, President and Chief Executive Officer and Charles Corcoran, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Terry L. Sager	/s/ Charles Corcoran
Terry L. Sager	Charles Corcoran
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

Date:                      September 28, 2010